UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 22, 2005

INNCARDIO, INC
(Exact name of registrant as specified in its charter)

UTAH	87-0624752
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

712 Fifth Avenue
New York, NY, 10019

(Address of principal executive offices)

Registrant's telephone number
including area code	(646) 723-8940
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1- Registrant's Business and Operations

Item 1.01. Entry into a Material Definitive Agreement.

The Registrant has previously reported that it has entered into an Acquisition Agreement effective 22nd day of February, 2005 wherein it agreed, subject to certain conditions, to acquire all of the outstanding common stock of Inncardio, Inc., a Delaware Corporation, in exchange for 16,500,000 common shares of the Registrant. After the issuance of the 16,500,000 shares in the Acquisition, the Registrant has approximately 18,010,000 shares of its common stock issued and outstanding.

The Registrant has also effected a change its corporate name from Softwall Equipment Corporation to Inncardio, Inc.
Section 9- Financial Statements and Exhibits.

The following financial statements are filed as a part of this report:

(a) Audited Financial Statements as of December 31, 2004, on behalf of Inncardio, Inc.

(b) Proforma financial statements reflecting the Acquisition are attached hereto.

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Inncardio, Inc.

Date: July 12, 2005 by: /s/ Bernard Ross
Bernard Ross, CEO, President & Director

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The Board of Directors and Shareholders
Inncardio , Inc.

SECTION 9 FINANCIAL STATEMENTS AND EXHIBITS

INNCARDIO, INC
(A Development Stage Company)
Consolidated Balance Sheet

December 31,
2004

ASSETS

TOTAL ASSETS	$-

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current Liabilities

Note payable to related party	352,869

Total liabilities	352,869

STOCKHOLDERS' DEFICIT

Common Stock, par value $.001; 1,500 shares
authorized, 1,500 issued and outstanding	2
Additional paid in capital	(2)
Accumulated deficit during development stage	(352,869)

Total Stockholders' Deficit	(352,869)

Total Liabilities and Stockholders' Deficit	$-

The accompanying notes are an integral part of these financial statements

INNCARDIO, INC
(A Development Stage Company)
CONSOLIDATED STATEMENT OF OPERATIONS

From inception
August 2, 2004 to
December 31,
2004

Revenues Expenses:	-

Research and development	$338,419
General and administrative	14,450

Income (Loss) from Operations	(352,869)
Taxes	-

Net Income (Loss)	$(352,869)

Net loss per share, basic and diluted	$(235.25)

Weighted average number of	1,500
shares outstanding, basic and diluted

The accompanying notes are an integral part of these financial statements

INNCARDIO, INC
(A Development Stage Company)
Consolidated Statement of Stockholders' Deficit

			ADDITIONAL		TOTAL
	COMMON STOCK		PAID IN	ACCUMULATED	STOCKHOLDERS'
	SHARES	AMOUNT	CAPITAL	DEFICIT	DEFICIT
Balance at inception August 2,	-	-	-	-	-
2004
Shares issued for Acquisitions of	1,500	2	(2)		-
Inncardio Limited

Net Loss				(352,869)	(352,869)

Balance as of December 31, 2004
	1,500	2	(2)	(352,869)	(352,869)

The accompanying notes are an integral part of these financial statements

INNCARDIO, INC
(A Development Stage Company)
Consolidated Statement of Cash Flows

From inception
August 2, 2004 to
December 31,
2004

Cash flows from operating activities
Net Loss	$(352,869)

Net cash used in operating activities	$(352,869)

Cash flows from investing activities:	-

Cash flows provided by financing activities
Proceeds from Note payable to related party	352,869

Net increase in cash and cash equivalents	$-

Cash and cash equivalents at beginning of the period	-

Cash and cash equivalents at end of the period	$-

Supplemental information:
Interest	-
Taxes	-

The accompanying notes are an integral part of these financial statements

INNCARDIO, INC.
(A Development Stage Company)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2004

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization and Basis of Presentation

On August 2, 2004, Inncardio, Inc. (Inncardio) was incorporated in Delaware and acquired 100% of the outstanding shares of Inncardio Limited (Inncardio), a United Kingdom corporation, from Bioaccelerate, Inc. (Bioaccelerate), a Delaware corporation, in exchange for 1,500 shares of its common stock. Inncardio had no assets, liabilities or operations. Inncardio's sole shareholder is Bioaccelerate.

The Company faces risks associated with companies whose products are in preclinical and clinical development. These risks include, among others, the Company's need for additional financing to complete the research, development and clinical testing necessary to bring its products to market. The Company has incurred net losses since inception and has funded those losses primarily through loans from its parent. There is no assurance such financing will continue to be available to the Company when required or that such financing would be available under favorable terms.

The Company is a development stage company. Its business strategy is to accelerate and commercialize suitable cardio vascular compounds. The Company has established relationships with leading academic institutions involved in research and development of possible compounds. The Company provides investment to bridge innovation with capital markets creating economic and time efficiencies which can advance the development of the final product. The Company leverages a network of financial and development resources to enable a product focused fast track commercialization of products in our portfolio.

Principles of Consolidation

The consolidated financial statements include the accounts of Inncardio and Inncardio Limited. All significant inter-company accounts and transactions have been eliminated.

Concentrations of Credit Risk

The Company has no significant off-balance-sheet concentrations of credit risk such as foreign exchange contracts, options contracts or other foreign hedging arrangements.

Cash and Equivalents

For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents to the extent the funds are not being held for investment purposes.

Research and Development

Costs and expenses that can be clearly identified as research and development are charged to expense as incurred in accordance with FASB statement No. 2, "Accounting for Research and Development Costs." Total research and development costs for the period August 2, 2004 through December 31, 2004 was $338,419.

Foreign Currency Translation

Where a subsidiary’s primary functional currency is not US Dollars all its Assets and liabilities are translated using the exchange rates in effect at the balance sheet date. Expenses are translated at the average exchange rates in effect during the period. Translation gains and losses not reflected in earnings are reported in accumulated other comprehensive income in stockholders' deficit. During the period August 2, 2004 through December 31, 2004 there were no transactions that required foreign currency translation.

Significance of Estimates

The preparation of these consolidated financial statements in conformity with accounting principles generally accepted in the United States of America require management to make estimates and assumptions that affect the reported amounts and disclosures contained in these financial statements. Actual results could differ from those estimates.

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Loss per Share

In accordance with SFAS No. 128, Earnings Per Share, and SEC Staff Accounting Bulletin (SAB) No. 98, basic net loss per common share is computed by dividing net loss for the period by the weighted average number of common shares outstanding during the period. Under SFAS No. 128, diluted net income (loss) per share is computed by dividing the net income (loss) for the period by the weighted average number of common and common equivalent shares, such as stock options and warrants, outstanding during the period. Such common equivalent shares have not been included in the computation of net loss per share as their effect would have been anti-dilutive.

Numerator -Net loss		$(352,869)
Denominator—Weighted average shares outstanding		1,500
Net loss per share	$	(235.25)
Incremental common shares (excluded from denominator because they are anti-dilutive)

Income Taxes

Income taxes are recorded in accordance with SFAS No. 109, “Accounting for Income Taxes.” This statement requires the recognition of deferred tax assets and liabilities to reflect the future tax consequences of events that have been recognized in the financial statements or tax returns. Measurement of the deferred items is based on enacted tax laws. In the event the future consequences of differences between financial reporting bases and tax bases of the Company's assets and liabilities result in a deferred tax asset, SFAS No. 109 requires an evaluation of the probability of being able to realize the future benefits indicated by such assets. A valuation allowance related to a deferred tax asset is recorded when it is more likely than not that some portion, or all, of the deferred tax asset will not be realized.

The Company is subject to income taxes in the United States of America, United Kingdom, and the state of New York. As of December 31, 2004, the Company had net operating loss carry forwards for income tax reporting purposes of $352,869 that may be offset against future taxable income through 2024. Current tax laws limit the amount of loss available to be offset against future taxable income when a substantial change in ownership occurs. Therefore, the amount available to offset future taxable income may be limited. No tax benefit has been reported in the financial statements because the Company believes there is a 50% or greater chance the carry-forwards will expire unused. Accordingly, the potential tax benefits of the loss carry-forwards are offset by a valuation allowance of the same amount.

Fair Value of Financial Instruments

The Company's financial instruments include accrued expenses and amounts due to Bioaccelerate. Because of the short- term nature of the accrued expenses, their fair value approximates their recorded value. Because of the related party nature of the amounts due to Bioaccelerate, no fair value can be computed. The Company does not have material financial instruments with off-balance sheet risk.

New Accounting Pronouncements

Accounting standards and interpretations issued by the Financial Accounting Standards Board (FASB) may have a material impact on the Company's financial statements. The adoption of recently enacted FASB standards and interpretations has not had a material effect on the Company's financial condition, results of operations or liquidity.

NOTE 2 - EQUITY TRANSACTIONS

On August 2, 2004, the Company issued 1,500 shares of its common stock to Bioaccelerate Inc in exchange for all of the outstanding common stock of Inncardio Limited.

NOTE 3 - CONCENTRATIONS AND COMMITMENTS

Due to Related Parties

On December 31, 2004, the related party Bioaccelerate who is the only shareholder loaned the Company $352,869. The loan carries an annual interest reate of 3.625%, is unsecured, and due on demand. Total accrued interest at December 31, 2004 was $0.

Lease with Related Party

In October 2004, the Company signed a lease agreement for new office space at Savannah house 5th Floor 11 Charles II Street in London, England. The lease term commenced October 1, 2004 and is on a month-to-month basis. The Company will pay a monthly license fee a the minimum rate of ₤2,500 ($4,817 USD) per month plus VAT, monthly in advance from October 1, 2004 increasing to ₤3,500 ($6,743 USD) plus VAT from April 1, 2005.

In January 2005, the Company signed a lease agreement for new office space at 712 Fifth Avenue 19th Floor in New York, New York. The lease term commenced January 1, 2005 and is on a month-to-month basis. The Company will pay a monthly license fee at the rate of $500 per month in advance from January 1, 2005 until April 1, 2005 when the fee will increase to $2,500 per month.

Total Minimum Lease Commitments as of December 31, 2004:

Calendar Year	Amount

2005	$99,138
2006	110,916
2007	110,916
2008	110,916
Thereafter	110,916
Total	$542,802

Rent expense for the year ended December 31, 2004 was $0.

INNCARDIO, INC (Utah)
(Formerly SOFTWALL EQUIPMENT CORPORATION.)
AND INNCARDIO, INC. (Delaware)
PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
(Unaudited)

The following unaudited pro forma condensed combined balance sheet aggregates the balance sheet of Inncardio Inc (Utah) (Formerly Softwall Equipment Corporation). (a Utah corporation) ("PARENT") as of December 31, 2004 and the balance sheet of Inncardio, Inc. (a Delaware corporation) ("SUBSIDIARY") as of December 31, 2004, accounting for the transaction as a reorganization of SUBSIDIARY in a manner similar to a reverse purchase with the issuance of common stock of the PARENT for all the issued and outstanding shares of the SUBSIDIARY and using the assumptions described in the following notes, giving effect to the transaction, as if the transaction had occurred as of the beginning of the period.

The following unaudited pro forma condensed combined statement of operations combines the results of operations of PARENT for the twelve months ended December 31, 2004 and the results of operations of SUBSIDIARY for the year ended December 31, 2004 as if the transaction had occurred at the beginning of the periods. The pro forma condensed combined financial statements should be read in conjunction with  the separate financial statements and related notes thereto of PARENT and SUBSIDIARY. These pro forma financial statements are not necessarily indicative of the combined financial position, had the acquisition occurred at the end of the periods indicated above, or the combined results of operations which might have existed for the periods indicated or the results of operations as they may be in the future.
Going Concern

The accompanying consolidated financial statements have been prepared on the basis of accounting principles applicable to a going concern, which assume that the Company will continue in operation for at least one year and will be able to realize its assets and discharge its liabilities in the normal course of operations. However, as of December 31, 2004, the Company did not have significant cash or other material assets, nor did it have an established source of revenues sufficient to cover its operating costs and allow it to continue as a going concern. The Company is presently entirely dependent for its capital requirements on a credit facility of $12 million advanced by its major shareholder, Bioaccelerate Holdings, Inc. (Bioaccelerate). The Company’s future capital requirements will depend upon numerous factors including, but not limited to, continued progress in developing its products, market penetration and profitable operations from the sale of its products. These financial statements do not reflect adjustments that would be necessary if the Company were unable to continue as a going concern. While members of the Company’s management have been successful in raising capital for other ventures in the past, and plan to raise equity capital for the Company, there can be no assurance that these plans will be achieved on acceptable terms.

Subsequent Event

On February 22, 2005, Inncardio Inc., a Delaware Corporation, entered into an agreement with Softwall Equipment Corporation (“Softwall”), in which Softwall agreed to acquire 100% of the outstanding common stock of Inncardio in exchange for 16,500,000 shares of Softwall common stock. Prior to the close of the acquisition on February 22, 2005, Softwall issued 1,510,000 shares to capitalize certain debts within the company. After Softwall issued 16,500,000 shares in the acquisition, the Company had 18,010,000 shares of its common stock issued and outstanding.

On March 9, 2005, the Company entered into a secured line of credit for $12.0 million with a related party Corporation who is a shareholder of the Company, which bears interest at 3.625%. The Company intends to use these funds to accelerate the development of its lead products. The line of credit is on an as needed basis and will be provided and funded to the company. The facility is secured by all of the Company’s assets. At March 31, 2005, the Company has an outstanding balance of $389,004 to the related Company under the $12.0 million secured credit line agreement. There has been no accrued interest associated with the note at March 31, 2005.

INNCARDIO, INC ( Formerly Softwall Equipment Corporation)
AND INNCARDIO, INC (Registered in Delaware)
PROFORMA CONDENSED COMBINED FINANCIAL STATEMENTS
December 31, 2004

	Inncardio, Inc	Inncardio, Inc	Proforma	Proforma
	(Utah)	(Delaware)	Increase	Combined
	[PARENT]	[SUBSIDIARY]	(Decrease)

ASSETS

Current Assets	76	-	(76)	-

TOTAL ASSETS	76	-	(76)	-

LIABILITIES & STOCKHOLDERS' DEFICIT

Current liabilities	180,865	352,869	(150,865)	382,869
Stockholders' Equity	(180,789)	(352,869)	150,789	(382,869)

TOTAL LIABILITIES & EQUITY	76	-	(76)	-

Revenues	-	-	-	-
Operating costs & expenses	(28,825)	(352,869)	(1,175)	(382,869)

Income (Loss) from Operations	(28,825)	(352,869)	(1,175)	(382,869)

BASIC AND DILUTED NET LOSS PER COMMON SHARE				(0.02)
WEIGHTED AVERAGE SHARES OUTSTANDING				18,010,000

See Notes To Unaudited Pro forma Condensed Financial Statements.

SOFTWALL EQUIPMENT CORPORATION.
AND INNCARDIO ONCOLOGY, INC.
NOTES TO PROFORMA CONDENSED COMBINED FINANCIAL STATEMENTS
(Unaudited)

NOTE 1 -SOFTWALL EQUIPMENT CORPORATION.

SOFTWALL EQUIPMENT CORPORATION. (PARENT). (the "Company") is a Utah corporation, having first been incorporated under the laws of Utah on October 6, 1998. The Company was originally formed to engage in the research and development of mining equipment but had no products or services as of September 30, 2004 and had effectively discontinued its operations and has been evaluating other business opportunities since that time.

NOTE 2 - INNCARDIO, INC

On July 21, 2004, Inncardio, Inc. (SUBSIDIARY) was incorporated in Delaware and acquired 100% of the outstanding shares of Inncardio Limited (IL), a United Kingdom corporation, from Bioaccelerate, Inc., a Delaware corporation, on August 2, 2004.

NOTE 3 - PRO FORMA ADJUSTMENTS

On February 22, 2005, SUBSIDIARY entered into an Acquisition Agreement with PARENT . The agreement called for PARENT to issue 16,500,000 post-split shares of common stock to the shareholders of SUBSIDIARY for 100% of the outstanding shares of SUBSIDIARY's common stock in a transaction wherein SUBSIDIARY would became a wholly- owned subsidiary of PARENT.

The ownership interests of the former owners of SUBSIDIARY in the combined enterprise will be greater than that of the ongoing shareholders of PARENT and, accordingly, the management of SUBSIDIARY will assume operating control of the combined enterprise. Consequently, the acquisition is accounted for as the recapitalization of SUBSIDIARY, wherein SUBSIDIARY purchased the assets of PARENT and accounted for the transaction as a reverse purchase for accounting purposes.

Proforma adjustments on the attached financial statements include the following:

The Cancellation of 9,645,927 shares of common stock of the PARENT to affect the 7.4-for-1 reverse stock split.

The issue 16,500,000 shares of common stock to the SUBSIDUARY pursuant to the Agreement and Plan of Reorganization.

The elimination of the equity accounts of SUBSIDIARY, and elimination of the accumulated deficit of PARENT and Additional Paid in Capital to reflect the reverse takeover by the SUBSIDIARY for accounting purposes.

NOTE 4 - PRO FORMA (LOSS) PER SHARE

The proforma (loss) per share is computed based on the number of shares outstanding, after adjustment for shares issued in the acquisition, as though all shares issued in the acquisition had been outstanding from the beginning of the periods presented.